Exhibit 99.1

HERTZ WITHDRAWS ITS EXCHANGE OFFER
TO ACQUIRE DOLLAR THRIFTY

Remains Interested in Acquiring Dollar Thrifty and
Focused on Obtaining Antitrust Clearance

PARK RIDGE, NJ, October 27, 2011 – Hertz Global Holdings, Inc. (NYSE: HTZ) (“Hertz”) today announced that it is withdrawing its exchange offer for all outstanding shares of Dollar Thrifty Automotive Group, Inc. (NYSE: DTG) (“Dollar Thrifty”).  Hertz decided to withdraw its exchange offer at this time in light of Dollar Thrifty’s plan to commence its announced share repurchase program and current market conditions.

Hertz continues to believe that a merger with Dollar Thrifty is in the best interests of both companies.  Hertz remains engaged with the FTC to secure antitrust clearance for the proposed transaction.

Once antitrust clearance has been obtained, Hertz will reassess the appropriate price and other terms of the proposed transaction based on Dollar Thrifty’s share repurchase program, Dollar Thrifty’s performance, Dollar Thrifty’s outlook and prevailing market conditions at that time.

Contact information:

Investors
Leslie Hunziker
Staff Vice President - Investor Relations
Tel: 201-307-2337
E-mail: lhunziker@hertz.com

Scott Winter
Innisfree M&A Incorporated
Tel: 212-750-5833

Barclays Capital
Tel: 888-610-5877

Media
Richard Broome
Senior Vice President - Corporate Affairs & Communications
Tel: 201-307-2486
E-mail: rbroome@hertz.com

Steven Lipin / Jayne Rosefield
Brunswick Group
Tel: 212-333-3810

About Hertz

Hertz is the world's largest general use airport car rental brand, operating from approximately 8,000 locations in approximately 150 countries worldwide. Hertz is the number one airport car rental brand in the U.S. and at 83 major airports in Europe, operating both corporate and licensee locations in cities and airports in North America, Europe, Latin America, Asia, Australia and New Zealand. In addition, Hertz has licensee locations in cities and airports in Africa and the Middle East. Product and service initiatives such as Hertz #1 Club Gold®, Never Lost® customized, onboard navigation systems, SIRIUS XM Satellite Radio, and unique cars and SUVs offered through Hertz's Adrenaline and Green Traveler Collections, set Hertz apart from the competition. In 2008, Hertz entered the global car sharing market in London, New York City and Paris. Hertz also operates one of the world's largest equipment rental businesses, Hertz Equipment Rental Corporation, offering a diverse line of equipment, including tools and supplies, as well as new and used equipment for sale, to customers ranging from major industrial companies to local contractors and consumers from approximately 320 branches in the United States, Canada, China, France, Italy, Saudi Arabia and Spain.

Forward-Looking Statements

Certain statements contained herein constitute forward-looking statements.  These statements are based on the current expectations and beliefs of Hertz and are subject to a number of risks, uncertainties and assumptions that could cause actual results to differ materially from those described in the forward-looking statements.  All statements other than statements of historical fact are statements that could be deemed forward-looking statements.  Risks, uncertainties and assumptions include the possibility that Hertz may be unable to obtain regulatory approvals required to acquire Dollar Thrifty and Hertz  may be adversely affected by the other risks described in Hertz’s Securities and Exchange Commission reports.  Additional information concerning these and other risks, uncertainties and assumptions can be found in Hertz’s filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.  Because forward-looking statements involve risks and uncertainties, actual results and events may differ materially from results and events currently expected by Hertz.  Hertz assumes no obligation and expressly disclaims any duty to update the information contained herein except as required by law.